THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® Design, American Legacy® Series, American Legacy® Advisory
American Legacy® Fusion, American Legacy® Signature

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM Series, ChoicePlus AssuranceSM Prime
ChoicePlusSM Design, ChoicePlusSM Signature
ChoicePlusSM Advisory, ChoicePlusSM Fusion

Supplement dated January 10, 2022 to the Updating Summary Prospectus Dated May 1, 2021

This supplement to the prospectus for your individual variable annuity contract discusses an increase to the current annual charge rate for the Guaranteed Income Benefit (“GIB”). All other provisions in your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

If you previously elected one of the Guaranteed Income Benefit riders listed below, the current annual charge rate will increase beginning January 10, 2022. The fee increase will only be applicable if a certain event takes place as outlined in the table below.

•	Guaranteed Income Benefit (version 2)
•	Guaranteed Income Benefit (version 3)
•	Guaranteed Income Benefit (version 4)
•	Guaranteed Income Benefit (Managed Risk) (purchased prior to May 21, 2018)
•	Select Guaranteed Income Benefit
The following chart reflects the current annual charge rate for your rider following the event that causes a fee increase. These increased charge rates will be effective on or after January 10, 2022. The current annual charge rate for the Guaranteed Income Benefit is added to the i4LIFE® Advantage charge. The chart is added to the Charges, Fees and Deductions for Discontinued Living Benefit Riders section that is contained in an appendix to your prospectus.

	Current annual charge rate on and after January 10, 2022		The current annual charge rate will increase ….
	Single Life Option	Joint Life Option
Guaranteed Income Benefit (version 2)	0.75%	0.75%	… upon the election of an additional step-up period.

Guaranteed Income Benefit (version 3)	0.95%	0.95%	… upon the election of an additional step-up period.

Guaranteed Income Benefit (version 4)	0.95%	1.15%	… upon the next automatic step-up of the GIB.

Guaranteed Income Benefit (Managed Risk) (purchased prior to May 21, 2018)	0.95%	1.15%	… upon the next automatic step-up of the GIB.

Select Guaranteed Income Benefit	1.10%	1.30%	… upon the next automatic step-up of the GIB.
If we automatically administer the step-up for Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up or step-up period election, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up or step-up period election and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up has resulted in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up.  You may contact us in writing or by telephone (if you have proper authorization for telephone transactions in place). See the Charges, Fees and Deductions for Discontinued Living Benefit Riders section that is contained in an appendix to your prospectus for complete details.
Please note that your contract may not offer every rider discussed in this supplement. This fee increase does not apply to any contracts sold in the state of New York. Complete details about these riders may be found in the prospectus.

Please keep this supplement for future reference.